SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEQUENOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEQUENOM, INC.

3595 John Hopkins Court

San Diego, California 92121

May 15, 2006

Dear Sequenom Stockholder:

The annual meeting of Sequenom is less than three weeks away. As described in greater detail in the proxy statement relating to the annual meeting, two of the matters to be approved at the annual meeting are (i) a $33 million private placement and (ii) an increase in the authorized number of shares of Sequenom common stock to provide a sufficient number of shares to sell in the private placement. Both matters must be approved by the stockholders for Sequenom to be able to complete the private placement, which is critical to Sequenom’s ability to continue operations and therefore critical to the value of your investment. Because the increase in the authorized number of shares must be approved by a majority of the outstanding shares of common stock eligible to vote at the annual meeting, failure to vote will have the same effect as a vote against this important initiative.

Most Sequenom stockholders hold their shares through a broker or other nominee (beneficial ownership) rather than directly in their own name (stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered in your name with Sequenom’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and this letter is being sent directly to you by Sequenom. As the stockholder of record, you have the right to grant your voting proxy directly to the Sequenom-designated proxies or to attend the annual meeting and vote in person. A proxy card is enclosed with this letter along with instructions to vote your shares.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and this letter is being forwarded to you together with a voting instruction form on behalf of your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares and you are also invited to attend the annual meeting. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares at the annual meeting.

If your shares are held in a brokerage account, your broker has the discretion to vote without your specific voting instructions only on routine corporate matters presented in the proxy materials. With respect to any non-routine matter, including the private placement and the increase in the authorized number of shares of common stock, your shares will not be voted without your specific voting instructions. Please be sure to direct your broker on how to vote your shares or obtain a legal proxy to vote the shares in person at the annual meeting to make sure your vote is counted.

Your vote is important, regardless of the number of shares you own. We urge you to act today. If you have any questions or need assistance with voting your shares, please call our proxy solicitor, Georgeson Shareholder, at 800-509-1038.

Once again, thank you for your continued support.

Best Regards,

/s/ Harry Stylli
Harry Stylli, Ph.D., MBA
President and Chief Executive Officer

SEQUENOM, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2006

The undersigned hereby appoints Harry Stylli and Harry F. Hixson, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Sequenom, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 3595 John Hopkins Court, San Diego, California 92121 on Wednesday, May 31, 2006 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposal 2 through 8, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

................................................................................................	detach here	................................................................................................

The Board of Directors recommends a vote for the nominees for director listed below.

Proposal 1: To elect two directors to hold office.

☐	FOR all nominees listed below (except as marked to the contrary below).

Nominees: Charles R. Cantor, Ph.D. and Ronald M. Lindsay, Ph.D.

☐	WITHHOLD AUTHORITY to vote for each nominee listed below.

To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

The Board of Directors recommends a vote for the following Proposals.

Proposal 2:	To approve the sale and issuance of 60,000,000 shares of common stock and warrants to purchase up to an additional 36,000,000 shares of common stock to certain investors in a private placement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3:	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock to 185,000,000 shares.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4:	To approve amendments to the Company’s Certificate of Incorporation and Bylaws to declassify the Board of Directors.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 5:	To approve amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of the common stock pursuant to which any whole number of outstanding shares between two and six would be combined into one share of common stock and to authorize the Board of Directors to select and file one such amendment.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 6:	To approve an amendment to the Company’s Certificate of Incorporation to remove Article XI and to approve the amendment and restatement of the Company’s Bylaws.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 7:	To approve the adoption of the Company’s 2006 Equity Incentive Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 8:	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2006.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated

Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in the partnership’s name by an authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.